--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000
--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*      AMOUNT                                                 VALUE
(UNAUDITED)    (000)              DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                       LONG-TERM INVESTMENTS--108.1%
                       MORTGAGE PASS-THROUGHS--1.4%
                       Federal Home Loan Mortgage Corp.,
            $  1,283@    6.50%, 4/01/28 - 4/01/29 ...............  $  1,212,348
                 326   Federal Housing Administration,
                         Ponds at Punaluu,
                         7.625%, 4/01/37 ........................       325,825
                       Federal National Mortgage
                         Association,
              10,312@    6.50%, 6/01/23 - 4/01/29 ...............     9,792,007
               3,079@    7.00%, 2/01/24 - 11/01/28 ..............     2,988,136
                                                                   ------------
                                                                     14,318,316
                                                                   ------------

                       AGENCY MULTIPLE CLASS MORTGAGE
                       PASS-THROUGHS--1.2%
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage
                         Participation Certificates,
                  93     Ser. 1563, Class 1563-S,
                           10/15/07 .............................        85,378
                  88     Ser. 1663, Class 1663-A,
                           7/15/23 ..............................        85,397
                 244     Ser. 1686, Class 1686-PK,
                           4/15/23 ..............................       241,748
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
               4,094     Trust 1994-81, Class 81-PE,
                           6/25/18 ..............................     4,079,665
               5,611     Trust 1996-T6, Class T6-C,
                           2/26/01 ..............................     5,557,430
               1,386     Trust 1996-T6, Class T6-D,
                           2/26/01 ..............................     1,376,547
                                                                   ------------
                                                                     11,426,165
                                                                   ------------
                       NON-AGENCY MULTIPLE CLASS
                       MORTGAGE PASS-THROUGHS--0.1%
AAA              170   Collateralized Mortgage Securities Corp.,
                         Ser. F, Class F4-A, 11/01/15 ...........       174,588
Aaa            1,000   Structured Asset Mortgage
                         Investments Inc.,
                         Ser. 1998-12, Class 12-A1,
                           2/25/29 ..............................       986,250
                                                                   ------------
                                                                      1,160,838
                                                                   ------------
                       ADJUSTABLE & INVERSE
                       FLOATING RATE MORTGAGES--1.5%
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage
                         Participation Certificates,
               1,367     Ser. 1454, Class 1454-FB,
                           4/15/20 ..............................     1,387,029
                 356     Ser. 1563, Class 1563-SB,
                           8/15/08 ..............................       348,589
                 603     Ser. 1592, Class 1592-NE,
                           12/15/22 .............................       550,061
                 876     Ser. 1606, Class 1606-SB,
                           11/15/08 .............................       839,073
               1,481     Ser. 1617, Class 1617-EB,
                           9/15/23 ..............................     1,448,239
               1,827     Ser. 1671, Class 1671-KB,
                           2/15/24 ..............................     1,761,346
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
               2,247     Trust 1992-155, Class 155-SA,
                           10/25/05 .............................     2,248,781
               1,500     Trust 1993-G17, Class G17-SH,
                           4/25/23 ..............................       625,320
                 230     Trust 1993-117, Class 117-S,
                           7/25/08 ..............................       220,529
               1,719     Trust 1993-178, Class 178-SC,
                           9/25/23 ..............................     1,799,487
               1,859     Trust 1993-196, Class 196-SM,
                           10/25/08 .............................     1,585,512
               1,111     Trust 1993-214, Class 214-SO,
                           12/25/08 .............................     1,076,374
               1,408     Trust 1998-38, Class 38-S,
                           1/18/12 ..............................     1,399,671
                                                                   ------------
                                                                     15,290,011
                                                                   ------------
                       INTEREST ONLY MORTGAGE-BACKED
                       SECURITIES--0.2%
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage
                         Participation Certificates,
               3,404     Ser. G3, Class G3-S, 4/25/19 ...........        53,443
               3,689     Ser. G32, Class G32-PT,
                           2/25/19 ..............................       134,857
                  27     Ser. 113, Class 113-N,
                           5/15/21 ..............................       802,844
                  10     Ser. 1388, Class 1388-G,
                           5/15/06 ..............................        93,134
                   4     Ser. 1404, Class 1404-E,
                           1/15/06 ..............................        25,335
               6,268     Ser. 1621, Class 1621-SJ,
                           10/15/20 .............................        96,589
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
                   4     Trust 1991-29, Class 29-J,
                           4/25/21 ..............................       123,705
                  10     Trust 1991-80, Class 80-Q,
                           7/25/21 ..............................       297,561
               1,890     Trust 1993-141, Class 141-PW,
                           6/25/18 ..............................        67,653
              24,764     Trust 1998-3, Class 3-SC,
                           2/18/28 ..............................       263,114
                                                                   ------------
                                                                      1,958,235
                                                                   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*      AMOUNT                                                 VALUE
(UNAUDITED)    (000)              DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                       PRINCIPAL ONLY MORTGAGE-BACKED
                       SECURITIES--1.4%
                       Federal Home Loan Mortgage Corp.,
                         Multiclass Mortgage
                         Participation Certificates,
            $    337     Ser. 1338, Class 1338-Q,
                           8/15/07 ..............................  $    286,246
               4,333     Ser. 1662, Class 1662-PO,
                           1/15/09 ..............................     3,478,575
                       Federal National Mortgage Association,
                         REMIC Pass-Through Certificates,
               1,429     Trust 5, Class 1, 9/01/07 ..............     1,182,472
                  42     Trust 1991-G44, Class G44-H,
                           11/25/21 .............................        41,724
               6,709     Trust 1993-257, Class 257-A,
                           6/25/23 ..............................     6,467,025
               2,432     Trust 1994-54, Class 54-B,
                           11/25/23 .............................     2,360,785
                                                                   ------------
                                                                     13,816,827
                                                                   ------------

                       COMMERCIAL MORTGAGE-BACKED
                       SECURITIES--1.1%
AAA            5,200   PaineWebber Mortgage
                       Acceptance Corp. IV,
                         Ser. 1995-M1, Class A,
                         6.70%, 1/15/07 ** ......................     5,092,724
                       Resolution Trust Corp.,
AA             3,168     Ser. 1994-C1, Class C,
                           8.00%, 6/25/26 .......................     3,164,441
A              2,885     Ser. 1994-C2, Class D,
                           8.00%, 4/25/25 .......................     2,856,608
                                                                   ------------
                                                                     11,113,773
                                                                   ------------

                       ASSET-BACKED SECURITIES--13.8%
BBB+           1,758   Amresco Securitized Interest,
                         Ser. 1996-1, Class A,
                         8.10%, 4/26/26 ** ......................     1,265,495
                       Broad Index Secured Trust Offering,
Baa2          10,000     6.58%, 3/26/01 .........................     9,881,866
Baa2          10,000     8.42%, 9/09/01** .......................     9,965,625
AAA            6,000@  Chase Credit Card Master Trust,
                         Ser. 1997-2, Class A,
                         6.30%, 4/15/03 .........................     5,994,360
AAA            3,182   Chase Manhattan Grantor Trust,
                         Ser. 1996-B, Class A,
                         6.61%, 9/15/02 .........................     3,173,552
AAA           35,000@  Citibank Credit Card Trust,
                         Ser. 1996-1, Class A,
                         Zero Coupon, 2/07/03 ...................    33,512,500
NR             5,874+  Global Rated Eligible Asset Trust,
                         Ser. 1998-A, Class A-1,
                         7.33%, 3/15/06 **/*** ..................     1,762,130
AAA           35,000   Honda Auto Lease Trust,
                         Ser. 1999-A, Class A-3,
                         6.10%, 1/15/02 .........................    34,721,094
AAA            7,000   IMC Home Equity Loan Trust,
                         Ser. 1998-3, Class A-9,
                         5.35%, 6/20/01 .........................       430,938
AAA           25,000   MBNA Master Credit Card Trust II,
                         Ser. 1996-D Class A,
                         6.80%, 9/15/03 .........................    25,023,250
A              5,587   Newcourt Equipment Trust,
                         Ser. 1998-1, Class B,
                         5.97%, 4/20/05 .........................     5,524,449
                       Structured Mortgage Asset
                       Residential Trust, @@/***
NR             9,989+    Ser. 1997-2, 8.24%, 3/15/06 ............     2,197,641
NR            11,016+    Ser. 1997-3, 8.57%, 4/15/06 ............     2,423,565
                                                                   ------------
                                                                    135,876,465
                                                                   ------------

                       U.S GOVERNMENT SECURITIES--22.2%
                       U.S. Treasury Bonds,
              31,754     3.625%, 4/15/28 (TIPS) .................    30,265,468
              15,000@    6.125%, 11/15/27 .......................    14,967,150
                       U.S. Treasury Notes,
              50,000@    4.50%, 9/30/00 .........................    49,789,000
              25,000@    5.50%, 7/31/01 .........................    24,746,000
             100,000@    5.75%, 6/30/01 .........................    99,266,000
                                                                   ------------
                                                                    219,033,618
                                                                   ------------

                       TAXABLE ZERO COUPON BONDS--7.6%
               6,785   Coupon Treasury Receipt,
                         2/15/01 ................................     6,546,877
                       Government Trust Certificates,
              35,925     Ser. 1-D, 11/15/00 .....................    35,117,765
              34,630     Ser. 2-F, 11/15/00 .....................    33,851,864
                                                                   ------------
                                                                     75,516,506
                                                                   ------------

                       TAXABLE MUNICIPAL BONDS--3.1%
AAA            1,000   Kern County California
                         Pension Obligation,
                         6.27%, 8/15/01 .........................       991,210
AAA            2,035   Long Beach California
                         Pension Obligation,
                         6.45%, 9/01/01 .........................     2,020,369
AAA            6,000   Los Angeles County California
                         Pension Obligation,
                         Ser. D, 6.38%, 6/30/01 .................     5,959,560
NR             4,970   Massachusetts Housing Fin. Agency,
                         Ser. 1991-B,
                         6.85%, 10/01/20 ........................     4,637,805
                       New York City G.O., Ser. I,
A-             5,000     6.40%, 3/15/01 .........................     4,975,100
A-             2,155     7.24%, 4/15/01 .........................     2,154,181
A-             2,845     7.24%, 4/15/01, ETM ....................     2,847,219
A              1,000   New York State Environmental
                         Facility Auth., Ser. A,
                         6.62%, 3/15/01 .........................       994,280


See Notes to Financial Statements.

--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*      AMOUNT                                                 VALUE
(UNAUDITED)    (000)              DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                       TAXABLE MUNICIPAL BONDS (CONTINUED)
A           $  3,345   New York State Housing Fin. Agency,
                         Ser. B, 7.14%, 9/15/02 .................  $  3,318,374
A              2,000   New York State Urban
                         Dev. Corp., Ser. B,
                         6.90%, 4/01/01 .........................     1,991,740
AAA            1,000   St. Josephs Health Systems California,
                         Ser. A, 7.02%, 7/01/01 .................       998,110
                                                                   ------------
                                                                     30,887,948
                                                                   ------------
                       CORPORATE BONDS--43.2%
                       FINANCE & BANKING--25.1%
A3             1,300@  Amsouth Bancorp.,
                         6.75%, 11/01/25 ........................     1,224,938
A-             5,000   Aristar, Inc.,
                         7.25%, 6/15/01 .........................     4,962,200
Aa3            5,000   Associates Corp.,
                         6.68%, 7/25/00 .........................     5,000,400
                       AT&T Corp.,
A+            10,000     5.74%, 6/30/01 .........................     9,820,200
A+            11,600     6.25%, 5/15/01 .........................    11,465,440
Baa2           9,000   Capital One Bank,
                         6.26%, 5/07/01 .........................     8,856,180
                       Case Credit Corp.,
BBB            2,150     5.85%, 2/20/01 .........................     2,131,746
BBB           10,400     5.91%, 2/19/01 .........................    10,315,760
BBB           11,200     6.24%, 11/06/00 ........................    11,166,288
                       Comdisco Inc.,
BBB+           5,000     5.75%, 2/15/01 .........................     4,940,100
BBB+          21,000     6.10%, 6/05/01 .........................    20,718,600
BBB+          10,000     6.68%, 6/29/01 .........................     9,920,000
A-            15,000   Donaldson, Lufkin & Jenrette,
                         5.625%, 2/15/16 ........................    14,807,550
BBB-          10,000   Franchise Finance Corp.,
                         7.00%, 11/30/00 ........................     9,965,700
A+             6,750   Goldman Sachs Group,
                         6.20%, 12/15/00 ** .....................     6,723,810
A3             5,000   Great Western Financial Corp.,
                         6.375%, 7/01/00 ........................     4,999,900
                       Lehman Brothers Holdings, Inc.,
A              8,000     6.75%, 9/24/01 .........................     7,912,382
A             10,000     7.25%, 4/15/03 .........................     9,822,662
AA-           10,715   Merrill Lynch & Co., Inc.,
                         5.75%, 11/04/02 ........................    10,373,350
AA-            3,800   Morgan Stanley Dean Witter
                       Discover, Inc.,
                         5.75%, 2/15/01 .........................     3,767,662
Aa2           10,000   Nations Bank Corp.,
                         7.00%, 9/15/01 .........................     9,962,200
BBB+          10,000   PaineWebber Group Inc.,
                         5.81%, 6/08/01 .........................     9,813,719
A3            10,000   Popular Inc., 6.20%, 4/30/01 .............     9,873,100
A+             5,000   Prudential Funding Corp.,
                         6.00%, 5/11/01** .......................     4,948,900
BBB+           6,590   Ryder Systems Inc.,
                         9.25%, 5/15/01 .........................     6,638,395
                       Salomon Smith Barney Holdings Inc.,
Aa3           13,000     5.875%, 2/01/01 ........................    12,900,030
Aa3           12,500     6.625%, 11/30/00 .......................    12,479,125
Aa3            1,925   Security Pacific Corp.,
                         11.00%, 3/01/01 ........................     1,969,083
BB             5,500   Trinet Corporate Realty Trust,
                         7.30%, 5/15/01 .........................     5,374,655
A2             5,000   Union Planters National Bank,
                         6.76%, 10/30/01 ........................     4,961,250
                                                                   ------------
                                                                    247,815,325
                                                                   ------------
                       INDUSTRIALS--8.7%
BBB           10,000   Amerco Inc., 7.49%, 9/18/01 ..............    10,063,400
A+            10,000   Ford Motor Credit Co.,
                         6.18%, 12/27/01 ........................     9,854,500
BBB+          14,505   ICI Wilmington Inc.,
                         8.75%, 5/01/01 .........................    14,568,387
BBB           16,000   Phillips Petroleum Co.,
                         9.00%, 6/01/01 .........................    16,222,880
Baa1          15,000   TRW Inc., 6.45%, 6/15/01 .................    14,814,876
A+            11,380   TTX Co., 5.75%, 3/23/01** ................    11,266,200
A-             1,500   Tyco International Group,
                         6.125%, 6/15/01 ........................     1,479,001
BBB+           2,800   Westinghouse Electric Corp.,
                         8.875%, 6/01/01 ........................     2,837,212
Baa1           4,550   WMX Technologies Inc.,
                         7.125%, 6/15/01 ........................     4,475,107
                                                                   ------------
                                                                     85,581,563
                                                                   ------------

                       UTILITIES--2.3%
AA-            5,000   Duke Energy Corp.,
                         5.875%, 6/01/01 ........................     4,941,550
BBB-           4,000   El Paso Electric Co.,
                         7.75%, 5/01/01 .........................     3,993,560
BBB            9,000   Pacificorp Holdings Inc.,
                         6.75%, 4/01/01** .......................     8,955,900
BBB+           5,000   Potomac Capital Investment Corp.,
                         6.90%, 8/09/00** .......................     5,000,000
                                                                   ------------
                                                                     22,891,010
                                                                   ------------

                       YANKEE--7.1%
Aaa            3,350   African Development Bank,
                         8.625%, 5/01/01 ........................     3,392,578
NR             4,619   Banamex Remittance Master Trust,
                         Ser. 1996, 7.57%, 1/01/01 ** ...........     4,601,868
BBB-          15,000   Empresa Electric Guacolda SA,
                         7.60%, 4/30/01 ** ......................    14,752,500
A+            18,000   Province of Quebec,
                         9.125%, 8/22/01 ........................    18,299,044
BBB           15,000   Republic of Argentina,
                         Zero Coupon, 4/15/01 ...................    13,912,500
BB+            3,000   Republic of Colombia,
                         8.00%, 6/14/01 .........................     2,910,000
BBB-          12,000   Transpatadora de Gas,
                         10.25%, 4/25/01 ........................    12,060,000
                                                                   ------------
                                                                     69,928,490
                                                                   ------------
                       Total corporate bonds ....................   426,216,388
                                                                   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*      AMOUNT                                                 VALUE
(UNAUDITED)    (000)              DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                       STRIPPED MONEY MARKET
                       INSTRUMENTS--11.3%
            $ 65,000   Aim Prime Money Market Portfolio,
                         1/02/01 ................................ $  62,969,205
              50,000   Goldman Sachs Money Market
                         Portfolio, 1/02/01 .....................    48,433,200
                                                                  -------------
                                                                    111,402,405
                                                                  -------------
             NOTIONAL
              AMOUNT
              (000)
             -------
                       CALL OPTIONS PURCHASED--0.0%
             200,000   Interest Rate Swap,
                         5.60% over 3 month LIBOR,
                           expires 8/7/00 .......................            20
                                                                  -------------

                       Total long-term investments
                         (cost $1,068,985,226) .................. 1,068,017,515
                                                                  -------------

            PRINCIPAL
             AMOUNT
              (000)
            --------
                       SHORT-TERM INVESTMENTS--12.8%
                       COMMERCIAL PAPER--8.0%
A-1+          50,000   Bayerische Landesbank,
                         6.85%, 5/15/01 .........................    50,005,698
P-2           15,000   Edison Mission Energy,
                         6.92%, 2/15/01 ** ......................    14,339,717
P-2           15,000   Williams Holdings of Delaware Inc.,
                         7.05%, 3/09/01 .........................    14,262,687
                                                                  -------------
                                                                     78,608,102
                                                                  -------------
                       DISCOUNT NOTES--4.8%
               1,160   Federal Home Loan Bank,
                         6.57%, 7/03/00 .........................     1,159,577
              46,505   Student Loan Marketing Association,
                         6.57%, 7/03/00 .........................    46,488,026
                                                                  -------------
                                                                     47,647,603
                                                                  -------------
                       Total short-term investments
                        (amortized cost $126,255,705) ...........   126,255,705
                                                                  -------------

                       Total investments before
                         investments sold short--120.9%
                         (cost $1,195,240,931) .................. 1,194,273,220
                                                                  -------------

                       INVESTMENTS SOLD SHORT--(20.7%)
             (32,500)  U.S. Treasury Bonds,
                         6.125%, 8/15/29 ........................   (32,825,000)
            (173,500)  U.S. Treasury Notes,
                         6.00%, 8/15/09 .........................  (172,117,205)
                                                                   ------------
                       (proceeds received $197,660,469) .........  (204,942,205)
                                                                   ------------
                       Total investments, net of
                         investments sold short--100.2%
                         (cost $997,580,462) ....................   989,331,015

                       Liabilities in excess of
                         other assets--(0.2%) ...................    (1,657,785)
                                                                   ------------
                       NET ASSETS--100% .........................  $987,673,230
                                                                   ============

----------
    * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
   ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  *** Illiquid securities representing 0.65% of net assets.
    @ Entire or partial  principal  amount  pledged as  collateral  for  reverse repurchase agreements or financial futures contracts.
   @@ Securities  are  restricted  as to  public  resale.  The  securities  were acquired in 1997 and have an aggregate current cost of $6,758,867.
    + Security is fair valued. (Note 1)



--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS

     CMT   -- Constant Maturity Treasury.
     ETM   -- Escrowed to Maturity.
     G.O.  -- General Obligation.
     LIBOR -- London InterBank Offer Rate.
     REMIC -- Real Estate Mortgage Investment Conduit.
     TIPS  -- Treasury Inflation Protection Security.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $1,195,240,931) (Note 1) .........................      $ 1,194,273,220
Cash .....................................................            3,791,359
Deposits with brokers as collateral
  for investments sold short (Note 1) ....................          209,740,000
Receivable for investments sold ..........................           65,811,529
Interest receivable ......................................           11,324,922
Unrealized appreciation on interest rate swaps
  (Notes 1 & 3) ..........................................            3,500,170
Unrealized appreciation on credit default swaps
  (Notes 1 & 3) ..........................................                8,059
                                                                ---------------
                                                                  1,488,449,259
                                                                ---------------

LIABILITIES
Investments sold short, at value
  (proceeds $197,660,469) (Note 1) .......................          204,942,205
Reverse repurchase agreements (Note 4) ...................          175,789,892
Dividends payable ........................................           54,018,839
Payable for investments purchased ........................           41,736,667
Due to parent (Note 2) ...................................           20,606,913
Interest rate caps, at value
  (amortized premium $746,744) (Note 1) ..................            3,658,066
Due to broker-variation margin ...........................               23,447
                                                                ---------------
                                                                    500,776,029
                                                                ---------------
NET ASSETS ...............................................      $   987,673,230
                                                                ===============
Net assets were comprised of:
  Common stock, at par (Note 5) ..........................      $     1,420,106
  Paid-in capital in excess of par .......................        1,008,840,337
                                                                ---------------
                                                                  1,010,260,443

  Undistributed net investment income ....................           18,803,058
  Accumulated net realized loss ..........................          (33,915,255)
  Net unrealized depreciation ............................           (7,475,016)
                                                                ---------------
  Net assets, June 30, 2000 ..............................      $   987,673,230
                                                                ===============
Net asset value per share:
  ($987,673,230 / 142,010,583 shares of
  common stock issued and outstanding) ...................                $6.95
                                                                          =====

--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization
    of  $2,427,031 and interest expense
    of $30,708,678) ........................................       $ 39,492,655
                                                                   ------------
Operating expenses
  Investment advisory ......................................          4,098,443
  Administration ...........................................          1,024,611
  Custodian ................................................            234,000
  Legal ....................................................            332,000
  Independent accountants ..................................             99,000
  Miscellaneous ............................................            220,978
                                                                   ------------
    Total operating expenses ...............................          6,009,032
                                                                   ------------
  Net investment income before excise tax ..................         33,483,623
    Excise tax .............................................          2,042,768
                                                                   ------------
  Net investment income ....................................         31,440,855
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain (loss) on:
  Investments ..............................................        (28,296,907)
  Futures ..................................................         (9,067,866)
  Interest rate caps .......................................            923,902
  Options written ..........................................          1,960,000
  Short sales ..............................................         (1,152,414)
  Swaps ....................................................          6,281,583
                                                                   ------------
                                                                    (29,351,702)
                                                                   ------------

Net change in unrealized appreciation
  (depreciation) on:
  Investments ..............................................         34,119,017
  Futures ..................................................          1,925,484
  Interest rate caps .......................................         (1,981,177)
  Options written ..........................................         (1,959,296)
  Short sales ..............................................         (6,331,239)
  Swaps ....................................................          3,420,776
                                                                   ------------
                                                                     29,193,565
                                                                   ------------
Net loss on investments ....................................           (158,137)
                                                                   ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ..................................       $ 31,282,718
                                                                   ============


See Notes to Financial Statements.

-------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED JUNE 30, 2000
-------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES

Net increase in net assets resulting from
  operations ..........................................      $ 31,282,718
                                                             ------------
Decrease in investments ...............................       318,188,484
Net realized loss .....................................        29,351,702
Decrease in unrealized depreciation ...................       (29,193,565)
Increase in unrealized appreciation on
  credit default swaps ................................            (8,059)
Increase in unrealized appreciation on
  interest rate swaps .................................        (3,412,717)
Decrease in interest receivable .......................         2,282,421
Increase in receivable for investments sold ...........       (65,519,018)
Increase in deposits with brokers
  for investments sold short ..........................      (142,677,500)
Increase in payable for investments
  purchased ...........................................        22,142,123
Decrease in call options written ......................              (704)
Increase in interest rate caps ........................         2,855,419
Increase in payable for investments sold short ........       138,457,645
Decrease in due to broker-variation margin ............        (1,196,724)
Increase in due to parent .............................         8,040,891
                                                             ------------
  Total adjustments ...................................       279,310,398
                                                             ------------
Net cash flows provided by operating
  activities ............................................    $310,593,116
                                                             ============

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities .........    $310,593,116

Cash flows used for financing activities--
  Decrease in reverse repurchase agreements .............    (306,804,454)
                                                             ------------
Net increase in cash ....................................       3,788,662
Cash at beginning of year ...............................           2,697
                                                             ------------
Cash at end of year .....................................    $  3,791,359
                                                             ============


-----------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
STATEMENTS OF CHANGES
IN NET ASSETS
-----------------------------------------------------------------------------
                                                    FOR THE YEARS ENDED
                                                 JUNE 30,        JUNE 30,
                                                   2000            1999
                                           ---------------    --------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income ................   $    31,440,855    $    58,274,471
  Net realized loss ....................       (29,351,702)        (3,150,890)
  Net change in unrealized
    appreciation/(depreciation) ........        29,193,565        (34,561,917)
                                           ---------------    ---------------
  Net increase
    in net assets resulting
    from operations ....................        31,282,718         20,561,664
Dividends from net
  investment income ....................       (54,018,839)       (60,815,696)
                                           ---------------    ---------------
Total decrease .........................       (22,736,121)       (40,254,032)

NET ASSETS
Beginning of  year .....................     1,010,409,351      1,050,663,383
                                           ---------------    ---------------
End of year (including
  undistributed net
  investment income
  of $18,803,058 and
  $37,414,069, respectively) ...........   $   987,673,230    $ 1,010,409,351
                                           ===============    ===============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                        FOR THE PERIOD
                                                                                                       OCTOBER 17, 1997*
                                                                          YEAR ENDED JUNE 30,               THROUGH
                                                                        2000              1999           JUNE 30, 1998
                                                                    ------------      ------------      ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..........................      $      7.12       $     7.40        $     7.14
                                                                     -----------       ----------        ----------
   Net investment income (net of interest expense of $0.22,
     $0.14 and $0.12, respectively) ...........................             0.21             0.41              0.28
   Net realized and unrealized loss ...........................               --@           (0.26)            (0.02)
                                                                     -----------       ----------        ----------
Net increase from investment operations .......................             0.21             0.15              0.26
                                                                     -----------       ----------        ----------
Dividends from net investment income ..........................            (0.38)           (0.43)               --
                                                                     -----------       ----------        ----------
Net asset value, end of period ................................      $      6.95       $     7.12        $     7.40
                                                                     ===========       ==========        ==========

TOTAL INVESTMENT RETURN+                                                    2.95%            2.03%             3.64%
                                                                     ===========       ==========        ==========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ............................................             0.59%            0.56%             0.56%++
Operating expenses and interest expense .......................             3.60%            2.38%             3.01%++
Operating expenses, interest expense and excise taxes .........             3.80%            2.56%             3.10%++
Net investment income .........................................             3.09%            5.47%             5.54%++

SUPPLEMENTAL DATA:
Average net assets (in thousands) .............................      $ 1,019,012       $1,065,302        $1,024,887
Portfolio turnover rate .......................................               80%             148%              182%
Net assets, end of period (in thousands) ......................      $   987,673       $1,010,409        $1,050,663
Reverse repurchase agreements outstanding,
   end of period (in thousands) ...............................      $   175,790       $  482,594           $51,665
Asset coverage+++ .............................................      $     6,618       $    3,094        $   21,336

-------------
   * Commencement of investment operations.
   @ Net realized and unrealized loss equal to $0.0011 per share.
   + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment return for the period of less than one full year has not been annualized.
  ++ Annualized.
 +++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK SUBSIDIARY,  INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

BLK Subsidiary, Inc. (the "Trust") was incorporated under the laws of the state of Maryland on October 17, 1997, and is a diversified closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock 2001 Term Trust Inc. ("BTM"), incorporated under the laws of the State of Maryland and as such, a wholly-owned subsidiary of BTM. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to BTM. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the
Trust:

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervisionand responsibility of the Trust's Board of Directors. At June 30, 2000 the Trust held three positions that were valued at fair value which is significantly lower than their purchase cost. Interest income in the Statement of Operations for the year ended June 30, 2000 includes a write down in the amount of $17,192,121. This write down represents a reclassification of unrealized depreciation, and accordingly the net asset value of the Trust was not affected.

   REPURCHASE AGREEMENT: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   Credit default swaps involve the receipt or payment of fixed amounts at a specified rate times the notional amount in exchange for the payment or receipt of an amount only upon a credit event of the underlying security. See note 3 for a summary of open swap agreements as of June 30, 2000.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non- performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the swap option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transac-tions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in security lending during the year ended June 30, 2000.

   The Trust did not engage in securities lending during the year ended June 30, 2000.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequentlyadjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholder. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' State-ment of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $3,966,973 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRockInc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

   The Trust reimburses BTM for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of net assets which are held by the Trust relative to the net assets of BTM.


NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended June 30, 2000 aggregated $1,105,247,049 and $1,506,232,854, respectively.

   The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 2000, the Trust held 9.4% of its portfolio assets in restricted securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services,Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Securities, Inc.

   The federal income tax basis of the Trust's investments at June 30, 2000 was substantially the same as the basis for financial reporting and accordingly, net unrealized depreciation for federal income tax purposes was $967,711 (gross unrealized appreciation -- $21,209,332; gross unrealized depreciation -- $22,177,043).

   For federal income tax purposes, the Trust had a capital loss carryforward as of September 30, 1999 of approximately $6,754,096 of which $3,440,382 will expire in 2006 and $3,313,714 will expire in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholder until net gains have been realized in excess of such amounts.

   Details of open financial futures contract at June 30, 2000 were as follows:

                                      VALUE AT     VALUE AT
NUMBER OF                EXPIRATION    TRADE       JUNE 30,        UNREALIZED
CONTRACTS       TYPE        DATE        DATE        2000          APPRECIATION
---------       ----     ----------   --------     ---------      ------------
Long position:
                            Sept.
150        30 Yr. T-Bond    2000    $14,424,038   $14,601,562       $177,524
                                                                    ========

   Details of open interest rate caps at June 30, 2000 are as follows:

 NOTIONAL     FIXED/                                                 VALUE AT
 AMOUNT      FLOATING       FLOATING      TERMINATION   AMORTIZED     JUNE 30,         UNREALIZED
  (000)        RATE           RATE           DATE         COST          2000          DEPRECIATION
--------    ---------    -------------      -------     ---------    -----------      ------------
  Sold:
(300,000)   3 Yr. CMT    3 month LIBOR      6/08/01     $(475,874)   $(2,046,654)     $(1,570,780)
(200,000)   3 Yr. CMT    3 month LIBOR      8/12/01      (270,870)    (1,611,412)      (1,340,542)
                                                                     -----------      -----------
                                                                     $(3,658,066)     $(2,911,322)
                                                                     ===========      ===========

   Details of the interest rate swap held at June 30, 2000 are as follows:

NOTIONAL
 AMOUNT       FIXED    FLOATING   TERMINATION   UNREALIZED
  (000)       TYPE       RATE        RATE          DATE           APPRECIATION
---------   --------    -------     -------       -------         ------------
Purchased:  Floating                3-month
$100,000      Rate      7.4659%      LIBOR        2/14/10         $3,500,170
                                                                  ==========

   Details of open credit default swap at June 30, 2000 are as follows:

NOTIONAL
 AMOUNT                                                             UNREALIZED
  (000)     TERMS                                                  APPRECIATION
 -------    -----                                                  ------------
  Sold:
$(15,000)    An agreement with Salomon Brothers International          $8,059
            Limited dated July 16, 1999 (trade date) to receive        ======
            1.68% per year times the notional amount. The fund makes a payment only upon a credit event with respect to News America Holdings, the referenced security in the contract, of the notional amount. The scheduled termination date is June 15, 2001.

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the year ended June 30, 2000, was approximately $400,608,260 at a weighted average interest rate of approximately 5.38%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year, was $613,051,938 as of August 31, 1999 which was 32.62% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities.The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into dollar rolls during the year ended June 30, 2000.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. BTM owned all of the 142,010,583 shares outstanding at June 30, 2000.

--------------------------------------------------------------------------------
                              BLK SUBSIDIARY, INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholder and Board of Directors of
BLK Subsidiary, Inc.

We have audited the accompanying statement of assets and liabilities of BLK Subsidiary, Inc. (the "Trust"), a wholly-owned subsidiary of The BlackRock 2001 Term Trust Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for the two years then ended and financial highlights for the period October 17, 1997 (commencement of investment operations) to June 30, 1998 and for each of the years in the two year period ended June 30, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of BLKSubsidiary, Inc. as of June 30, 2000, and the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche, LLP

Deloitte & Touche, LLP
New York, New York
August 7, 2000


                       See Notes to Financial Statements.

----------
BLACKROCK
----------
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, NY 10019

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                              BLK SUBSIDIARY, INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                               51 West 52nd Street
                               New York, NY 10019
                          call toll free (800) 227-7BFM



[RECYCLE LOGO] Printed on recycled paper                            0\92477-10-8


DRAFT


BLK SUBSIDIARY, INC.
=======================
ANNUAL REPORT
JUNE 30, 2000


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